JOINT DISBURSEMENT INSTRUCTIONS
                           FOR CLOSING: APRIL 28, 2005

         The undersigned do hereby:

         1. Acknowledge the acceptance of subscriptions from purchasers representing gross proceeds of $500,000 from the sale of Convertible Debentures of NANOSCIENCE TECHNOLOGIES, INC., a Nevada corporation (the "COMPANY").

         2. Acknowledge that the terms of the Securities Purchase Agreement (the "SPA") dated December 13, 2004 by and among the parties is hereby modified to accelerate the Second Closing. The Buyers agree to fund the Second Closing in the gross amount of $500,000 on the date hereof, contrary to the terms of the SPA. All other terms and provisions of the SPA shall remain in full force and effect.

         3. Acknowledge that notwithstanding the foregoing, the amount of $300,000 shall be disbursed to the Company on the date hereof. The Company hereby agrees to use these proceeds to satisfy its payment to New York University. Upon request, the Company shall provide to the Buyers documentary proof of such payment. The remaining balance of the Second Closing shall be held in escrow by David Gonzalez, Esq. (the "ESCROW AGENT") and shall be disbursed to the Company 2 DAYS PRIOR to the filing of the Registration Statement as set forth below.

         4. Acknowledge that the terms of the Investor Registration Rights Agreement dated December 13, 2004 by and among the parties is hereby modified with respect to the filing of the Registration Statement. The Company shall file the Registration Statement within forty five (45) days from the date hereof (the "SCHEDULED FILING Deadline"). The Company shall have the Registration Statement declared effective by the SEC within one hundred twenty (120) days from the date hereof (the "SCHEDULED EFFECTIVE DEADLINE"). It shall be an event of default (as such term is defined in the Transaction Documents dated December 13, 2004) if the Registration Statement is not filed by the Scheduled Filing Deadline or declared effective by the SEC by the Scheduled Effective Deadline.

         5. Direct that David Gonzalez, Esq. disburse the gross proceeds of the offering at the joint direction of the undersigned as follows:

                  To be disbursed via wire transfer in immediately available U.S. funds, payable to the following parties:

                  Gross Proceeds                                     $  500,000
                  Less Fees:
                  ---------
                  To Yorkville Advisors Management, LLC
                     Commitment Fee (10% of Gross Proceeds           $  (50,000)
                  To David Gonzalez as Escrow Agent                  $ (140,000)
                  To Reitler Brown & Rosenblatt                      $  (10,000)
                                                                     ----------

                  Net Proceeds to the Company......................  $  300,000
                                                                     ==========

NANOSCIENCE, INC.                           HIGHGATE HOUSE, LP

                                            By:   Yorkville Advisors, LLC
                                            Its:  General Partner


By:   /s/ David Rector                      By:   /s/ Mark Angelo
      ------------------                          ---------------
Name: David Rector                          Name: Mark Angelo
Its:  President & CEO                       Its:  Portfolio Manager


                                            MONTOGMERY EQUITY PARTNERS, LTD

                                            By:   Yorkville Advisors, LLC
                                            Its:  General Partner


                                            By:   /s/ Mark Angelo
                                                  ---------------
                                            Name: Mark Angelo
                                            Its:  Portfolio Manager